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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2003

IMS HEALTH INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-14049 (Commission File Number)	06-1506026 (IRS Employer Identification No.)
1499 Post Road Fairfield, Connecticut (Address of principal executive offices)		06824 (Zip Code)
(203) 319-4700 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 9.    REGULATION FD DISCLOSURE

        On June 23, 2003, an Annual Report on Form 11-K for the fiscal year ended December 31, 2002 of the IMS Health Incorporated Savings Plan was filed. Accompanying such report was a certification by Marie B. Sonde, IMS Health's Vice President, Global Compensation and Benefits, and Nancy E. Cooper, IMS Health's Senior Vice President and Chief Financial Officer, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of this certification is set forth below:

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned does hereby certify that:

  The Annual Report on Form 11-K for the fiscal year ended December 31, 2002 (the "Form 11-K") of the IMS Health Incorporated Savings Plan (the "Plan") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 11-K fairly presents, in all material respects, the net assets available for benefits of the Plan as of December 31, 2002 and 2001, and the changes in net assets available for benefits for the year ended December 31, 2002.

Date: June 23, 2003	By:	/s/ MARIE B. SONDE Marie B. Sonde Vice President, Global Compensation and Benefits IMS Health Incorporated

Date: June 23, 2003	By:	/s/ NANCY E. COOPER Nancy E. Cooper Senior Vice President and Chief Financial Officer IMS Health Incorporated

  The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 11-K or as a separate disclosure document.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED
By:	/s/ ROBERT H. STEINFELD Name: Robert H. Steinfeld Title: Senior Vice President, General Counsel and Corporate Secretary

Date: June 23, 2003

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  Item 9. REGULATION FD DISCLOSURE
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
SIGNATURE